UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24020

Private Debt & Income Fund

(Exact name of registrant as specified in charter)

2030 1st Avenue 3rd Floor Seattle, WA	98121
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center 1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (206) 258-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Private Debt & Income Fund

Annual Report

March 31, 2026

Private Debt & Income Fund

i

Private Debt & Income Fund
Discussion Letter

To our shareholders:

The Private Debt & Income Fund (the “Fund” or “PDI Fund”) recently completed its first year of operations, and we want to thank you for the trust you have placed in us. The Fund experienced strong investor inflows since its launch, with net assets growing to $440 million as of March 31, 2026.

Fund performance from inception on May 1, 2025 to March 31, 2026 was strong relative to credit markets. The PDI Fund produced a net return of 7.33% compared to 5.35% return for the Morningstar LSTA U.S. Leveraged Loan 100 Index TR and a 4.29% return for the Bloomberg U.S. Aggregate Bond Index. PDI Fund performance generation was broad based across all underlying PDI Fund investments. We remain confident in the Fund’s continued performance despite the uncertain economic environment.

Market factors that influence private credit performance include base rates (commonly cited as SOFR) and sub-investment grade credit spreads (measured by ICE BofA US High Yield Index Option-Adjusted Spread). From May 1, 2025 to March 31, 2026, SOFR declined from 4.35% to 3.65%. Over this same period of time, sub-investment grade credit spreads averaged 3.00% but were volatile, initially declining from 3.94% to a low of 2.68% in January before climbing to 3.28% at quarter end. As the Fund enters second quarter of 2026, the combined impact of lower base rates and higher spreads than recent averages leaves the Fund in a similar state of return expectations relative to its inception date.

We again sincerely thank you for your support.

Regards,

Patrick Kelly

PDI Fund President & Principal Executive Officer

Brighton Jones

Private Debt & Income Fund
Performance Information
March 31, 2026

Comparison of the Change in Value of a $50,000 Investment in Private Debt & Income Fund — Class I (since inception on 5/1/2025) versus the Bloomberg U.S. Aggregate Bond Index and Morningstar LSTA U.S. Leveraged Loan 100 Index TR

Average Annual Total Returns(a)
For the period ended March 31, 2026

Share Class	Since Inception
Private Debt & Income Fund – Class I(b)	7.33%
Bloomberg U.S. Aggregate Bond Index(c)	4.29%
Morningstar LSTA U.S. Leveraged Loan 100 Index TR(d)	5.35%

____________

(a)      The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. The Adviser and the Private Debt & Income Fund (the “Fund”) have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund, until at least February 1, 2027, (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, were estimated to be 4.21% per the prospectus dated February 19, 2026. For performance information current to the most recent quarter-end, please call (833) 880-2594 or visit www.pdi.fund.

(b)      Inception Date: May 1, 2025.

(c)      Bloomberg U.S. Aggregate Bond Index is designed to track the performance of the U.S. investment-grade bond market, including U.S. Treasuries, government agency bonds, mortgage-backed securities, and corporate bonds.

(d)      Morningstar LSTA U.S. Leveraged Loan 100 Index TR is designed to track the performance of the 100 largest institutional leveraged loans, which are loans provided to companies with high levels of debt.

Please read the Fund’s Prospectus carefully before investing.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Private Debt & Income Fund
Portfolio Information
March 31, 2026

ASSET ALLOCATION (% of Net Assets)

Security Type/Geographic Region	Percent of Total Net Assets
Private Investment Funds
Diversified
North America	87.5%

Total Private Investment Funds	87.5%
Closed-End Funds North America	8.8%
Money Market Securities	4.2%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Net Assets	100.0%

Private Debt & Income Fund

Schedule of Investments

March 31, 2026

PRIVATE INVESTMENT FUNDS – 87.5%	Shares	Value
Antares Private Credit Fund(a)(b)	1,787,230	$43,912,249
Apollo Asset Backed Credit Company(a)(b)	2,224,527	56,797,399
Arena Diversified Credit & Income Fund, LP(a)(b)	35,000,000	35,374,451
Basepoint Income Solutions Evergreen Fund(a)(b)	69,925,759	71,387,056
CVC Private Credit Fund S.A.(a)(b)	208,975	20,879,126
Golub Capital Private Credit Fund(a)(b)	1,788,151	43,165,975
HPS Corporate Lending Fund(a)(b)	1,780,800	44,146,023
TPG Twin Brook Capital Income Fund(a)(b)	1,770,836	44,657,128
WhiteHawk Capital Partners Evergreen Fund, LP(a)(b)	25,000,000	25,134,825
TOTAL PRIVATE INVESTMENT FUNDS (Cost $387,654,884)		$385,454,232

CLOSED-END FUNDS – 8.8%
Blue Owl Alternative Credit Fund(a)(b) (Cost $39,042,146)	3,873,655	$38,504,127
MONEY MARKET SECURITIES – 4.2%
Federated Treasury Obligations Fund – Institutional Shares, 3.53%(c) (Cost $18,494,576)	18,494,576	$18,494,576
TOTAL INVESTMENTS AT VALUE – 100.5% (Cost $445,191,606)		$442,452,935
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5%)		(2,053,951)
NET ASSETS – 100.0%		$440,398,984

____________

(a)      Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemption restrictions.

(b)      Restricted investments as to resale (see Note 2).

(c)      The rate shown is the 7-day effective yield as of March 31, 2026.

LP — Limited Partnerships

See accompanying notes to financial statements.

Private Debt & Income Fund
Statement of Assets and Liabilities
March 31, 2026

Assets
Investments in securities:
Investments at cost	$445,191,606
Investments at value	$442,452,935
Dividends and interest receivable	6,638,658
Prepaid expenses	101,352
Total Assets	449,192,945

Liabilities
Distributions payable	7,012,258
Payable for capital shares redeemed	1,157,176
Payable to Adviser (Note 4)	364,042
Payable to administrator (Note 4)	69,093
Accrued offering cost (Note 4)	35,001
Accrued organizational cost (Note 4)	30,045
Accrued professional fees	40,500
Other accrued expenses	85,846
Total Liabilities	8,793,961
Contingencies and Commitments (Note 6)

Net Assets	$440,398,984

Net Assets Consist of:
Paid-in capital	$443,201,740
Accumulated deficit	(2,802,756)
Net Assets	$440,398,984

Pricing of Class I Shares
Net assets applicable to Class I Shares	$440,398,984
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	17,510,969
Net asset value, offering and redemption price per share (Note 2)	$25.15

See accompanying notes to financial statements.

Private Debt & Income Fund
Statement of Operations
For the Period Ended March 31, 2026(a)

Investment Income
Distribution income from Private Investment Funds	$21,842,246
Dividend income	276,756
Total Investment Income	22,119,002

Expenses
Investment management fees (Note 4)	1,180,312
Offering costs (Note 4)	180,099
Organization costs (Note 4)	158,764
Administration fees (Note 4)	161,023
Fund accounting fees (Note 4)	92,662
Trustees’ fees (Note 4)	89,764
Compliance fees (Note 4)	54,049
Transfer agent fees and expenses (Note 4)	78,795
Legal fees	71,605
Registration and filing fees	58,628
Report printing fees	37,765
Audit and tax services fees	30,000
Custodian fees	21,055
Other expenses	112,562
Total Expenses	2,327,083
Investment management fees waived by the Adviser (Note 4)	(31,275)
Net Expenses	2,295,808
Net Investment Income	19,823,194

Realized and Unrealized Gains (Losses)
Net realized gains (losses) from:
Investments	(138,420)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,738,671)
Net Realized and Unrealized Losses	(2,877,091)
Net Increase in Net Assets Resulting from Operations	$16,946,103

____________

(a)      Represents the period from the commencement date of operations (May 1, 2025) through March 31, 2026.

See accompanying notes to financial statements.

Private Debt & Income Fund

Statement of Changes in Net Assets

Period Ended March 31, 2026(a)
From Operations
Net investment income	$19,823,194
Net realized losses	(138,420)
Net change in unrealized appreciation (depreciation)	(2,738,671)
Net increase in net assets resulting from operations	16,946,103

From Distributions to Shareholders (Note 2)
Class I	(19,823,955)

Capital Share Transactions
Class I
Proceeds from shares sold	434,515,849
Reinvestment of distributions	12,381,147
Payments for shares repurchased	(3,720,160)
Net increase in Class I net assets from capital share transactions	443,176,836
Total Increase in Net Assets	440,298,984

Net Assets
Beginning of period	$100,000
End of period	$440,398,984

Capital Share Activity
Class I
Shares sold	17,163,658
Shares reinvested	490,987
Shares repurchased	(147,676)
Net increase in shares outstanding	17,506,969
Shares outstanding, beginning of period	4,000
Shares outstanding, end of period	17,510,969

____________

(a)      Represents the period from the commencement date of operations (May 1, 2025) through March 31, 2026.

See accompanying notes to financial statements.

Private Debt & Income Fund
Statement of Cash Flows
For the Period Ended March 31, 2026(a)

Cash flows from operating activities
Net increase in net assets from operations	$16,946,103
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(438,301,210)
Purchases of short-term investments, net	(18,494,576)
Sales of investments	11,465,760
Net realized loss on investments	138,420
Net change in unrealized depreciation on investments	2,738,671
(Increase) in Assets:
Increase in dividend and interest receivable	(6,638,658)
Increase in prepaid expenses	(101,352)
Increase in Liabilities:
Increase in payable to Adviser	364,042
Increase in payable to administrator	69,093
Increase in accrued offering cost	35,001
Increase in accrued organizational cost	30,045
Increase in accrued professional fees	40,500
Increase in other accrued expenses	85,846
Net cash used in operating activities	$(431,622,315)

Cash flows from financing activities
Proceeds from issuance of shares	434,515,849
Distributions to shareholders, net of reinvestment of distributions	(430,550)
Payment for shares repurchased	(2,562,984)
Net cash provided by financing activities	$431,522,315

Net change in cash	$(100,000)

Cash at beginning of period	$100,000
Cash at end of period	$—

SUPPLEMENTAL DISCLOSURE
Distributions reinvested by shareholders	$12,381,147

____________

(a)      Represents the period from the commencement date of operations (May 1, 2025) through March 31, 2026.

See accompanying notes to financial statements.

Private Debt & Income Fund

Class I Shares

Financial Highlights

Per Share Data for a Share Outstanding Throughout The Period

	Period Ended March 31, 2026(a)
Net asset value at beginning of period	$25.00
Income from investment operations:
Net investment income(b)(c)	1.93
Net realized and unrealized gains (losses) on investments	(0.13)
Total from investment operations	1.80

Less distributions from:
Net investment income	(1.65)
Total from distributions	(1.65)
Net asset value at end of period	$25.15
Total return(d)	7.33	%(e)

Net assets at end of period (000’s)	$440,399

Ratios/supplementary data:
Ratio of total expenses to average net assets(f)	0.97	%(g)
Ratio of net expenses to average net assets(f)(h)	0.95	%(g)
Ratio of net investment income to average net assets(b)(f)(h)	8.33	%(g)
Portfolio turnover rate	5	%(e)

____________

(a)      Represents the period from the commencement date of operations (May 1, 2025) through March 31, 2026.

(b)      Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment income (loss) does not include the net investment income/loss of the investment companies in which the Fund invests.

(c)      Net investment income per share has been calculated using the average daily shares outstanding during the period.

(d)      Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(e)      Not annualized.

(f)      The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(g)      Annualized, except for non-recurring organizational expenses.

(h)      Ratio was determined after management fees waived and expense reimbursements (Note 4).

See accompanying notes to financial statements.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

1. Organization

Private Debt & Income Fund (the “Fund”) was organized on October 22, 2024 as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is a continuously offered, non-diversified fund.

The Fund’s investment objective is to seek high current income with a secondary objective of capital preservation. The Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments.

Brighton Jones, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

Class I shares of the Fund are currently the only class offered to investors at a minimum initial investment of $50,000. Class I shares are offered on a continuous monthly basis at the net asset value (“NAV”) per share.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services — Investment Companies”.

Operating Segments — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation — The Board has adopted Securities Valuation Procedures governing the valuation of securities and other investment assets of the Fund (collectively, “Portfolio Instruments”). The Board may designate an investment adviser, as the valuation designee (the “Adviser” or “Valuation Designee”) pursuant to Rule 2a-5(b) under the 1940 Act to perform the fair value determination relating to any and all Portfolio Instruments, subject to the conditions and oversight requirements described in these procedures. This designation will be subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Fund’s fair value determinations.

Portfolio Instruments with respect to which market quotations are readily available shall be valued at current market value, and other securities and assets shall be valued at fair value as determined in good faith by the Board, pursuant to Section 2(a)(41) of the 1940 Act and Rules 2a-4 and 2a-5 under the 1940 Act. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

2. Significant Accounting Policies (cont.)

(The term “unadjusted” refers to adjustments in market prices made by the fund or valuation designee, not adjustments made by the exchange on which the security is listed.) The Portfolio Instruments for which market quotations are readily available are to be valued at current market value based on such market quotations as of the Determination Date.

As provided in the prospectus, the NAV of shares of the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE” or “Exchange”), generally 4:00 p.m. Eastern time, on the last business day of each calendar month. These procedures, including the designation of certain responsibilities by the Board of Trustees (the “Board”) of the Trust and the requirements for determining fair value in good faith, are adopted to ensure that each Fund calculates its NAV in a timely and accurate manner.

Valuation of Portfolio Instruments — Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Underlying Funds — The underlying investments of some of the Underlying Funds are not publicly traded, and the Underlying Funds may consider information provided by the institutional asset manager of each respective portfolio instrument to determine the estimated value of the Underlying Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Underlying Fund’s investment in portfolio instruments, the Underlying Fund considers, among other things, information provided by the Underlying Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Underlying Fund’s ability to value accurately the Underlying Fund’s shares. Underlying Funds that invest primarily in publicly traded securities are more easily valued.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

2. Significant Accounting Policies (cont.)

Level 2 — Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Investments Valued at NAV — GAAP permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the portfolio fund manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation procedures that the private investment is not being reported at fair value.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets and liabilities measured at fair value:

Investments in Securities	Practical Expedient*	Level 1	Level 2	Level 3	Total
Private Investment Funds**	$385,454,232	$—	$—	$—	$385,454,232
Closed-End Funds	—	38,504,127	—	—	38,504,127
Money Market Securities	—	18,494,576	—	—	18,494,576
Total	$385,454,232	$56,998,703	$—	$—	$442,452,935

____________

*        Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

**      All sub-categories within the security type represent their respective evaluation status. For a detailed breakout please refer to the Schedule of Investments.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

2. Significant Accounting Policies (cont.)

The Fund did not hold any Level 2 or 3 securities during the period.

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Private Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Antares Private Credit Fund	Direct Lending(b)	$43,912,249	$—	Quarterly	Not Applicable
Apollo Asset Backed Credit Company	Asset Based Financing(c)	56,797,399	—	Quarterly	80 days
Arena Diversified Credit & Income Fund, LP	Asset Based Financing(c)	35,374,451	—	Quarterly	90 days
Basepoint Income Solutions Evergreen Fund	Asset Based Financing(c)	71,387,056	—	Quarterly	90 days
CVC Private Credit Fund S.A.	Direct Lending(b)	20,879,126	—	Quarterly	Not Applicable
Golub Capital Private Credit Fund	Direct Lending(b)	43,165,975	—	Quarterly	Not Applicable
HPS Corporate Lending Fund	Direct Lending(b)	44,146,023	—	Quarterly	Not Applicable
TPG Twin Brook Capital Income Fund	Direct Lending(b)	44,657,128	—	Quarterly	Not Applicable
WhiteHawk Capital Partners Evergreen Fund, LP	Asset Based Financing(c)	25,134,825	—	Semi-Annual	90 days
		$385,454,232	$—

____________

(a)      Refer to the Schedule of Investments for classifications of individual securities.

(b)      Direct lending investment provides senior-secured, floating-rate loans to U.S. middle-market companies, primarily sponsor-backed, for leveraged buyouts, acquisitions, and growth financing.

(c)      Asset based financing investment provides secured loans backed by tangible or financial assets (e.g., receivables, inventory, equipment, real estate, specialty finance pools) to businesses and specialty finance platforms.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

2. Significant Accounting Policies (cont.)

Additional information on each restricted investment held by the Fund on March 31, 2026 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Antares Private Credit Fund	5/1/2025	$44,931,734	$43,912,249	9.9%
Apollo Asset Backed Credit Company	5/1/2025	57,250,067	56,797,399	12.9%
Arena Diversified Credit & Income Fund, LP	1/1/2026	35,000,000	35,374,451	8.0%
Basepoint Income Solutions Evergreen Fund	5/1/2025	69,925,759	71,387,056	16.2%
CVC Private Credit Fund S.A.	5/1/2025	21,043,572	20,879,126	4.8%
Golub Capital Private Credit Fund	5/1/2025	44,881,728	43,165,975	9.8%
HPS Corporate Lending Fund	5/1/2025	44,921,663	44,146,023	10.0%
TPG Twin Brook Capital Income Fund	5/1/2025	44,700,361	44,657,128	10.2%
WhiteHawk Capital Partners Evergreen Fund, LP	7/17/2025	25,000,000	25,134,825	5.7%
		$387,654,884	$385,454,232	87.5%

Share Valuation — The NAV per share of each class of the Fund is calculated monthly by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment Income and Return of Capital — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Investment Transactions — Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders arising from net investment, if any, are declared and paid quarterly to shareholders. Net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Estimates — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

2. Significant Accounting Policies (cont.)

The Fund has selected a tax year end of September 30. The following information is computed on a tax basis for each item as of September 30, 2025:

Cost of portfolio investments	$221,353,714
Gross unrealized appreciation	2,318,324
Gross unrealized depreciation	(160,598)
Net unrealized appreciation	$2,157,726
Distributions payable	(3,536,389)
Undistributed ordinary income	1,479,309
Accumulated capital and other losses	(59,357)
Distributable earnings	$41,289

The tax character of distributions for the tax period ended September 30, 2025 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
September 30, 2025	$4,312,130	$—	$4,312,130

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as Private Equity Investments.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Fund for the tax year ended September 30, 2025 as follows:

Paid in Capital	Distributable Earnings
$(75,096)	$75,096

These reclassifications had no effects on net assets.

As of March 31, 2026, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$442,999,750
Gross unrealized appreciation	1,970,573
Gross unrealized depreciation	(2,517,388)
Net unrealized depreciation	$(546,815)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year.

During the period ended March 31, 2026, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the period ended March 31, 2026, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $438,301,210 and $11,465,760, respectively.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

4. Investment Management and Other Agreements

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a monthly management fee computed at an annual rate of 0.50% of the Fund’s daily net assets.

The Adviser and the Fund have entered into an Expense Limitation and Reimbursement Agreement (“ELA”) under which the Adviser has agreed to contractually reduce its fees and to reimburse or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.50%, on an annualized basis, of the Fund’s average daily net assets attributable to Class I shares (the “Expense Cap”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The ELA will remain in effect, at least until February 1, 2027, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After February 1, 2027, the ELA may be renewed at the Adviser’s discretion. Pursuant to the ELA, no fees were waived or reimbursed by the Adviser during the period ended March 31, 2026.

During the period ended March 31, 2026, the Adviser also voluntarily waived a portion of its fees. During the period ended March 31, 2026, the Adviser waived $31,275 of its fees pursuant to this voluntary waiver. The fees waived voluntarily are not subject to reimbursement by the Adviser.

Organization and Offering Costs shall mean all third-party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of the interests in the Fund.

The Fund’s organizational costs of $158,764, which have been incurred through March 31, 2026, have been expensed as incurred and are subject to the Fund’s Expense Cap. Organizational expenses consist of costs incurred to establish the Fund and enable it to legally do business. The Fund’s offering costs of $180,099, consist of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, and insurance expense. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of March 31, 2026, $180,099 has been expensed subject to the Fund’s ELA.

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees for these services from the Fund.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. The Trustees do not receive any pension or retirement benefits.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

4. Investment Management and Other Agreements (cont.)

Certain officers of the Fund are also employees of the Adviser and Ultimus.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, no shareholders of record owned more than 25% of the outstanding shares of the Fund.

5. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Minimal Capitalization Risk — The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Limited Operating History — The Fund is a closed-end investment company with a limited history of operations. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk — The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various Private Debt Funds in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk — Specific securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk — The Fund is a closed-end investment company and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s periodic repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a periodic repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk — The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular Private Fund and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

General Market Conditions Risk — An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the United States or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Major public health issues, such as COVID-19, may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions and portfolio liquidity, among other factors.

Failure of Financial Institutions and Sustained Financial Market Illiquidity — The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Correlation Risk — The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

Repurchase Policy Risks — Periodic repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. The Fund may also incur leveraging risk to the extent the Fund borrows money to finance repurchases. The Fund may borrow no more than 331/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any. See also “Leveraging Risk” below. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered, so shareholders may not be able to tender as many shares as they would like during any periodic repurchase offer.

Distribution Policy Risk — The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Tax Risks — The repurchase of shares by the Fund may be a taxable event to shareholders. The Fund’s distribution policy to make quarterly distributions to shareholders may consist of a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain and potentially increase the taxable gain, if any, upon disposition of the shares held by the shareholder.

Cybersecurity Risk — Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and thirdparty service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer losses from such in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

Risks Related to the Fund’s Investments

Private Debt Funds Risk — The Private Debt Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Private Debt Funds and also may be higher than other funds that invest directly in securities. The Private Debt Funds have limited liquidity. The Private Debt Funds are subject to specific risks, depending on the nature of the specific Private Fund. The Fund’s performance depends in part upon the performance of the Private Fund managers and selected strategies, the adherence by such Private Fund managers to such selected strategies, the instruments used by such Private Fund managers and the Adviser’s ability to select Private Fund managers and strategies and effectively allocate Fund assets among them. Additionally, the market value of shares of Private Debt Funds that are closed-end funds may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Lack of Control Over Private Debt Funds — Once the Adviser has selected a Private Fund, the Adviser will have no control over the investment decisions made by any such Private Fund. Although the Fund and the Adviser will regularly evaluate each Private Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Private Fund. Even though the Private Debt Funds are subject to certain constraints, the Private Fund managers may change aspects of their investment strategies at any time. The Adviser may reallocate the Fund’s investments among the Private Debt Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Debt Funds, which may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Private Debt Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Private Fund, including financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Private Fund and will not have the ability to exercise any rights attributable to an investor in any such Private Fund related to their investment.

Use of Leverage by the Fund — Although the Fund and the Private Debt Funds have the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable subcustodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

in underlying Private Debt Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Investments in Bank Loans and Participations — The special risks associated with investing in bank loans and participations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Private Debt Funds to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business. The Private Debt Funds will attempt to balance the magnitude of these risks against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Private Debt Funds.

Bank loans do not presently have the liquidity of conventional debt securities and are often subject to restrictions on resale. Due to the illiquidity of bank loans, the Private Debt Funds may not be able to dispose of its investments in bank loans in a timely fashion and at a fair price, which could adversely affect the performance of the Private Debt Funds. With respect to bank loans acquired as participations by the Private Debt Funds, because the holder of a participation generally has no contractual relationship with a borrower, the Private Debt Funds will have to rely upon a third party to pursue appropriate remedies against a borrower in the event of a default. As a result, the Private Debt Funds may be subject to delays, expenses and risks that are greater than those that would be involved if the Private Fund could enforce its rights directly against a borrower or through the agent.

Furthermore, a borrower of a bank loan, in some cases, may prepay the bank loan. Prepayments could adversely affect the Private Fund’s interest income to the extent that the Private Fund is unable to reinvest promptly payments in bank loans or otherwise or if such prepayments were made during a period of declining interest rates.

Valuation of Private Investments — The underlying investments of some of the Private Debt Funds are not publicly traded, and the Private Debt Funds may consider information provided by the institutional asset manager of each respective private investment to determine the estimated value of the Private Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Private Fund’s investment in private investments, the Private Fund considers, among other things, information provided by the private investments, which if inaccurate could adversely affect the Private Fund’s ability to value accurately the Private Fund’s shares. Private investments that invest primarily in publicly traded securities are more easily valued.

Fixed Income Risk — The value of investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Private Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

High Yield and Unrated Securities Risk — These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the security’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the security may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these securities and reduce the Private Fund’s ability to sell its securities (liquidity risk). Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Private Fund’s share price.

The risks associated with unrated securities can be similar to the risks of below investment grade securities. In addition, the determination of credit quality for an unrated security is based largely on the credit analysis performed by the Private Fund manager or the Adviser, and not on rating agency evaluation. This analysis may be difficult to perform because information about these securities may not be in the public domain and the issuers may not be subject to reporting requirements under federal securities laws.

Interest Rate Risk — The fixed-income instruments that the Private Debt Funds may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Private Fund’s NAV. It cannot be predicted with certainty when, or how, the Federal Reserve’s interest rate policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

Prepayment Risk — Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and may cause the Fund to have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

The frequency at which prepayments (including voluntary prepayments by obligors and accelerations due to defaults) occur on debt instruments will be affected by a variety of factors including the prevailing level of interest rates and spreads, as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed-rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

Foreign Securities Risk — Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect a Private Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

Foreign Currency Risk — Changes in foreign currency exchange rates may affect the value of instruments held by the Private Debt Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of instruments denominated in such currencies, which means that the Private Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Private Debt Funds may, but are not required to, seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Private Debt Funds may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation/Deflation Risk — Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its willingness to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the United States, with the possibility that monetary policy may tighten in response.

Risks Associated with Debt Financing

Leveraging Risk — The use of leverage, such as borrowing money to purchase securities or to finance repurchase offers, by the Fund will magnify the Fund’s gains or losses. The use of leverage short positions in futures contracts will also magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund. The Fund may borrow no more than 331/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any.

Credit Risk — There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

5. Risk Factors (cont.)

Possible Risk of Conflicts

Possible Competition Between Private Debt Funds and Between the Fund and the Private Debt Funds — The Private Debt Funds operate independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Debt Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk — The Adviser, directly or through its affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

6. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2026, the Fund had no unfunded commitments.

7. Capital Stock

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Private Debt & Income Fund
Notes to the Financial Statements
March 31, 2026

7. Capital Stock (cont.)

The Board of Trustees may, pursuant to its discretion, decide to limit, modify, postpone or suspend repurchase offers, including to prevent forced liquidations of illiquid holdings in adverse market conditions. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

During the period ended March 31, 2026, the Fund completed two repurchase offers. The result of the completed repurchase offers were as follows:

Commencement Date	November 14, 2025	March 20, 2026
Notice Date	December 26, 2025	April 29, 2026
Valuation Date	December 31, 2025	March 31, 2026
Valuation Date Net Asset Value – Class I	$25.21	$25.15
Shares Repurchased – Class I	101,665	46,011
Value of Shares Repurchased – Class I	$2,562,984	$1,157,176
Percentage of Shares Repurchased – Class I	0.7%	0.3%

8. Accounting Pronouncement

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

9. Other Matters

Due to an administrative oversight, there was a failure to register a number of Fund shares with the SEC during the period from May 1, 2025 through February 19, 2026. To remedy this, the unregistered shares of the Fund were appropriately registered with the SEC on February 19, 2026. All impacted shareholders were treated as any other shareholder at all times including during and after the oversight period. The Fund’s net assets, NAV per share, and total return were not impacted.

10. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

Private Debt & Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Private Debt & Income Fund
Seattle, Washington

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Private Debt & Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statement of operations, statement of changes in net assets, statement of cash flows and the financial highlights for the period May 1, 2025 (commencement of operations) through March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2025.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and issuers of the private investments. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 29, 2026

Private Debt & Income Fund
Other Information

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (833) 880-2594, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free (833) 880-2594, on the SEC’s website at www.sec.gov or on the Fund’s website at www.pdi.fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N- PORT. These filings are available upon request by calling (833) 880-2594. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.pdi.fund.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s Transfer Agent by telephone at (833) 957-4795.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

Private Debt & Income Fund
Trustees and Officers

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Unless otherwise noted, the address of each Trustee and Officer is 2030 1st Avenue, 3rd Floor, Seattle, WA 98121.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chairwoman	Since September 2024	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019 – 2022)	1

Trustee, M Funds Inc. (2019 – present); Trustee, Wisdom Tree Digital Trust (2022 – present); Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present)

Carrie Schoffman 1973	Independent Trustee	Since September 2024	Founder, CPA Concierge Services (tax planning and accounting services) (2020 – present); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021)	1

Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present); Trustee, Tortoise Capital Series Trust (2024 – present); Trustee, Tortoise Sustainable & Social Impact Term Fund (July 2025 – November 2025); Trustee, Tortoise Energy Infrastructure Corporation (2025 – present)

Clifford Schireson 1953	Independent Trustee	Since September 2024	Board of Governors, San Diego City Employees’ Retirement System (2019 – 2025); Board of Governors, San Diego Foundation (2017 – 2025)	1

Trustee, Ultimus Managers Trust (2019 – present); Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present)

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Patrick Kelly 1990	President and Principal Executive Officer	Since September 2024

Managing Director of Private Credit, Brighton Jones (2024 – present); Investment Committee member, Lenora Capital (subsidiary of the Adviser) (2024 – present); Associate Director of Investments, Terrace Tower Group (Australian family office) (2019 – 2023)

				n/a	n/a
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since September 2024

SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008 – 2021); Interested Trustee Forum Funds (2018 – 2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019 – 2022); Director, Mutual Fund Operations, Apex Group (2022 – 2023); SVP Relationship Management, Ultimus Fund Solutions (2023 – present)

				n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since September 2024	Compliance Officer, Northern Lights Compliance Services, LLC (2010 – present)	n/a	n/a
Timothy Shaloo 1970	Anti-Money Laundering Compliance Officer	Since September 2024	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2015 – present)	n/a	n/a
Kent Barnes 1968	Secretary	Since September 2024	Vice President, U.S. Bancorp Fund Services, LLC (2018 – 2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023 – present)	n/a	n/a

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jack Pfirrman 1993	Assistant Secretary	Since September 2024	Associate Counsel, Orphanides and Toner, LLP (2021 – 2022); Associate Legal Counsel, Ultimus fund Solutions, LLC (2022 – Present)	n/a	n/a
James Colantino 1969	Assistant Treasurer	Since September 2024	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020)	n/a	n/a
Brian Curley 1976	Assistant Treasurer	Since September 2024	Vice President, Ultimus Fund Solutions, LLC (2020 – present)	n/a	n/a
Zachary Richmond 1980	Assistant Treasurer	Since September 2025

Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024 – present); Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 – August 2024)

				n/a	n/a

*        The term of office for each Trustee and officer listed above will continue indefinitely.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (833) 880-2594, or by visiting www.pdi.fund.

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 19(a)(1), a copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Austin Adams. Mr. Adams is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $25,000 with respect to the registrant’s fiscal year ended March 31, 2026.

(b)	Audit-Related Fees. No fees were billed during the fiscal year ended March 31, 2026 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 with respect to the registrant’s fiscal year ended March 31, 2026. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are attached hereto.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2026, unless otherwise noted.

The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Patrick Kelly is the Fund’s lead portfolio manager and oversees the day-to-day investment operations of the Fund along with co-portfolio managers Bryan Weeks, Brett Deits, Tyler Mayfield, and Todd Seneker (“Portfolio Managers”). The biographical information for each Portfolio Manager is presented below.

Patrick Kelly - Patrick Kelly joined Brighton Jones as the Managing Director of Private Credit in January 2024. He also serves as an Investment Committee member of Lenora Capital, a Brighton Jones subsidiary that is a private investment platform that advises on investment opportunities across private equity, venture capital, real estate, infrastructure, and impact asset classes. Prior to joining Brighton Jones, Patrick was an Associate Director of Investments at Terrace Tower Group, an Australian family office, from December 2019 to December 2023. Prior to that, he served in several hedge fund research analyst roles within BlackRock from June 2012 to November 2019. Patrick is a chartered financial analyst and graduated from Washington State University in 2012 with a B.A. in finance.

Bryan Weeks - Bryan Weeks is the Chairperson of the Private Debt & Income Fund Investment Committee. Mr. Weeks has served in that capacity since April 1, 2024. Mr. Weeks is an equity owner of Brighton Jones and serves as a strategic consultant to the firm. He is also the Co-Founder and board member of Earth Finance, a strategy consulting and financial solutions company that helps organizations navigate their environmental impact. Prior to his founding of Earth Finance in 2023, Mr. Weeks was the Head of Americas at Russell Investments from January 2017 to April 2022 where he led the team that provided investment and asset allocation strategy for over $900 billion in global institutional assets and managed over $100 billion in assets under management. Prior to that, Mr. Weeks was the CEO of Silver Creek Capital from 2005 to 2017, where he oversaw the $7 billion global buildout of the firm's alternative investment business.

Brett Deits - Brett Deits joined Brighton Jones as a Managing Director in October 2023 and leads the firm’s Lenora Capital investment platform and advisory team which helps clients deploy capital across private markets. Mr. Deits brings extensive experience throughout the private investment universe, having most recently served as a Senior Portfolio Manager at Russell Investments where he worked from June 2010 to October 2023. In this role, Mr. Deits managed over $6 billion in commitments via comingled funds and separate accounts on behalf of endowments, foundations, pension plans, banks and high net worth clients in North America, Europe, and Asia. Mr. Deits has served on numerous Limited Partner Advisory Committees for fund managers in the United States and Europe, specializing in venture capital, growth equity, buyouts, private credit, real estate, infrastructure, and harvested and extracted resources. Before joining Russell Investments, Mr. Deits was responsible for sourcing, evaluating, and monitoring fund investments and co-investments in private equity and real assets for BlackRock and Quellos Private Capital Markets from October 2005 to June 2010. Mr. Deits began his career focused on wealth management for Quellos Group’s ultra-high net worth practice in 2002.

Tyler Mayfield - Tyler Mayfield is currently a Managing Director at Brighton Jones where he leads the Lenora Capital team that deploys capital and provides consulting for private equity and venture capital investments. He started this role in 2022, but he spent the previous eight years as the Chief Operating Officer of Brighton Jones. Mr. Mayfield has an extensive background in private investing, having deployed capital across dozens of deals, including early-stage venture capital, growth equity, mezzanine debt, and real estate. Mr. Mayfield has previously invested with and led portfolio companies for three private equity firms.

Todd Seneker - Todd Seneker joined Brighton Jones as a Managing Director in June 2023 and leads the Lenora Capital team that oversees all real estate investment strategies. In Todd’s 20+ year career in real estate, he has led the acquisition, development, and re-positioning efforts across multiple real estate sectors with a total investment cost in excess of $8 billion throughout the US and Canada. Before joining Brighton Jones, Mr. Seneker was a Managing Director for Columbia Pacific where he worked from February 2012 to April 2023 and oversaw the real estate equity investing strategy. Prior to that, Mr. Seneker was an Investment Director with Schnitzer West where he worked form July 2002 to January 2012 and oversaw multifamily development projects throughout the Puget Sound region.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management:

As of March 31, 2026, Patrick Kelly, Bryan Weeks, Brett Deits, Tyler Mayfield, and Todd Seneker were responsible for the management of the following types of accounts in addition to the Fund:

Patrick Kelly

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$N/A	0	$N/A
Other Pooled Investment Vehicles	0	$N/A	0	$N/A
Other Accounts	0	$N/A	0	$N/A

Bryan Weeks

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$N/A	0	$N/A
Other Pooled Investment Vehicles	0	$N/A	0	$N/A
Other Accounts	0	$N/A	0	$N/A

Brett Deits

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$N/A	0	$N/A
Other Pooled Investment Vehicles	2	$200.7	2	$200.7
Other Accounts	0	$N/A	0	$N/A

Tyler Mayfield

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$N/A	0	$N/A
Other Pooled Investment Vehicles	2	$200.7	2	$200.7
Other Accounts	20	$67.0	20	$67.0

Todd Seneker

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$N/A	0	$N/A
Other Pooled Investment Vehicles	2	$200.7	2	$200.7
Other Accounts	0	$N/A	0	$N/A

Because the Portfolio Managers may manage assets for other clients (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that use strategies that overlap with the strategies of the Fund that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund in making investment decisions. Notwithstanding any difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Potential Conflicts of Interests

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser, and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s)

Patrick Kelly, Bryan Weeks, Brett Deits, Tyler Mayfield, and Todd Seneker each receives a fixed salary and each also receives retirement plan benefits except Bryan Weeks. Each is also entitled to receive a discretionary bonus, based upon, among other things, the revenue and profitability of the Adviser. The Portfolio Managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

(a)(4) Disclosure of Securities Ownership

As of the March 31, 2026, Patrick Kelly, Bryan Weeks, Brett Deits, Tyler Mayfield, and Todd Seneker owned the following amounts in the Fund: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; or G = over $1,000,000

Portfolio Manager	Dollar Range of Equity Securities Owned
Patrick Kelly	D
Bryan Weeks	A
Brett Deits	E
Tyler Mayfield	E
Todd Seneker	E

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed: Not required.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(5) Change in the registrant’s independent public accountant: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Private Debt & Income Fund

By (Signature and Title)*	/s/ Patrick Kelly
Patrick Kelly, President (Principal Executive Officer)

Date June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Patrick Kelly
Patrick Kelly, President (Principal Executive Officer)

Date June 9, 2026

By (Signature and Title)*	/s/ Jessica Chase
Jessica Chase, Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date June 9, 2026

*	Print the name and title of each signing officer under his or her signature.